SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.


         Date of Report (Date of Earliest Event Reported): June 21, 2000
                                                           -------------


                         WALLSTREET RACING STABLES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


Colorado                         0-23823                           84-1313024
--------                       -------------                  ------------------
(State of other juris-         (Commission                     (I.R.S. Employer
 diction of incorpora-         File Number)                  Identification No.)
 tion)


                          1001 Kings Avenue, Suite 200
                           Jacksonville, Florida                 32207
               ---------------------------------------        ----------
               (Address of Principal Executive Offices)       (Zip Code)


        Registrant's telephone number including area code: (904) 346-0170
                                                           --------------


                         5525 Erindale Drive, Suite 200
                        Colorado Springs, Colorado 80918
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 1. CHANGES IN CONTROL OF REGISTRANT

     Effective June 21, 2000, WRS Merger Corp., a wholly owned subsidiary of Wallstreet Racing Stables, Inc. ("Company"), merged with Pipeline Technologies, Inc., a privately-held Florida corporation ("Pipeline;" the transaction pursuant to which WRS merged into Pipeline is hereinafter referred to as the "Merger"). Consideration issued by the Company in connection with the Merger was 8,453,425 shares of its common stock ("the Shares"), representing approximately 85% of the 9,949,383 shares of common stock issued and outstanding immediately following the transaction, the only class of voting securities outstanding. As a result of the Merger, Pipeline was the surviving entity and became a wholly owned subsidiary of the Company.

     At the closing of the Merger, the former shareholders of Pipeline assumed control of the Company. Timothy J. Murtaugh, president and chief executive officer of Pipeline prior to the Merger, is now the President, Chief Executive Officer, a director and the largest shareholder of the Company. Mr. Murtaugh owns 4,564,849 shares of common stock, representing 45.88% of the common stock. Robert L. Maige, chief financial officer of Pipeline, is now the Treasurer and Chief Financial Officer of the Company and owner of 2,282,425 shares of common stock, or 22.94% of the Company. John D. McKey is an additional director of the Company and beneficial owner of 2.24% of the common stock (see Item 3. Other Events, below). Finally, LM Investments, Inc., a private Florida corporation, is the owner of 1,606,151 shares of common stock, or 16.14% of the Company. All of the previous officers and directors of the Company resigned effective upon closing.

     The consideration received by the Company in exchange for issuance of the Shares was the common stock of Pipeline surrendered by the former Pipeline shareholders, and indirectly, the assets of Pipeline (See Item 2. Acquisition of Assets, below). The former shareholders of Pipeline surrendered all of their stock in Pipeline in exchange for issuance of the Shares. The number of shares issued in connection with the Merger was determined by negotiation between officers of the Company and Pipeline, and was based on factors such as the price of Company common stock at the time of negotiations, the estimated fair market value of Pipeline, estimated future cash flow and other financial criteria. The Company did not obtain an appraisal of the estimated value of Pipeline prior to the transaction.

     Common stock issued by the Company in connection with the Merger was issued pursuant to an exemption from the registration requirements of the Securities Act of 1933. The Company relied on the exemption provided by Rule 506 of Regulation D. Each of the former shareholders of Pipeline executed an investment letter attesting to their status as "accredited investors" within the meaning of Rule 501 of Regulation D.

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

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

     In connection with the Merger, the Company acquired all of the assets of Pipeline, as Pipeline became a wholly owned subsidiary of the Company. These assets consisted generally of office furniture and equipment and contract rights arising in the course of Pipeline business. Prior to the Merger, Pipeline was engaged in business as a marketer of voice over internet protocol ("VoIP") based long distance services. The Company intends to continue the business of Pipeline following the Merger.


Item 3. BANKRUPTCY OR RECEIVERSHIP

          No Report Required.


Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          No Report Required.


Item 5. OTHER EVENTS

     Contemporaneously with closing of the Merger, the Company completed the sale of promissory notes in the principal amount of $1,000,000 and issued common stock purchase warrants and an additional 500,000 shares of common stock to a small group of individuals and entities. These securities, also offered pursuant to exemptions from the registration requirements of the 1933 Act, were sold to three individuals or entities which were business associates of principals of the Company.

     These notes bear interest at 12% per annum and are due and payable in full one year from the date of closing, or June 21, 2001. In conjunction with the notes, the Company issued warrants to purchase up to 500,000 shares of its common stock at an exercise price of $2.00 per share. The warrants are exercisable for a period of two years from closing, or until June 21, 2002. The common stock issued by the Company was in satisfaction of notes previously payable by Pipeline.


Item 6. RESIGNATION OF DIRECTORS

          No Report Required.


Item 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

          (a.) Financial Statements of Business Acquired.

               Financial statements required to be filed pursuant to the provisions of Regulation S-B will be filed not later than sixty days after the date of filing this Report. Such financial statements will be included in an amendment to this Report.

          (b.) Proforma Financial Information

               See response to (a.) above.

     (c.) Exhibits.

          2.1. Plan and Agreement of Reorganization by and between Wallstreet Racing Stables, Inc., Pipeline Technologies, Inc., WRS Merger Corp. and others dated April 28, 2000.

          2.2  Addendum to Agreement  and Plan of  Reorganization  dated June 1,
               2000.

          2.3 Second Addendum to Agreement and Plan of Reorganization dated June 8, 2000.


Item 8. CHANGE IN FISCAL YEAR

          No Report Required.

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


                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WALLSTREET RACING STABLES, INC.

Date: July 5, 2000                     By:  /s/ Timothy J. Murtaugh
-----------------                          -------------------------------------
                                                Timothy J. Murtaugh, President

                                  EXHIBIT INDEX

Exhibit
Number          Description
-------         ---------------------------------------------------------------

2.1. Plan and Agreement of Reorganization by and between Wallstreet Racing Stables, Inc., Pipeline Technologies, Inc., WRS Merger Corporation and others dated April 28, 2000.

2.2             Addendum to Agreement and Plan of Reorganization dated June 1,
                2000.

2.3             Second Addendum to Agreement and Plan of Reorganization dated
                June 8, 2000.


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